Exhibit 31.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Randall C. Hall, certify that:

      1. I have reviewed this annual report on Form 10-KSB of Weststar Financial Services Corporation (the "small business issuer");

      2. Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

      4. The small business issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act 13a-15(e) and 15d-15(e)) for the small business issuer and have:

                  a. Designated such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that all material information relating to the small business issuer including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period which this report is being prepared;

                  b. Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusion about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

                  c. Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

      5. The small business issuer's other certifying officer and I have disclosed, based upon our most recent evaluation of internal control over financial reporting, to the small business issuer's auditor and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

                  a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

                  b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.


Date: February 15, 2005                     By: /s/ Randall C. Hall
                                                ------------------------------
                                                Randall C. Hall
                                                Executive Vice President &
                                                Chief Financial and Principal
                                                Accounting Officer


                                       51